UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2024

POLAR POWER, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37960	33-0479020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

249 E. Gardena Boulevard, Gardena, California 90248

(Address of Principal Executive Offices) (Zip Code)

(310) 830-9153

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	POLA	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November14, 2024, Polar Power, Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2024. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 annual meeting of stockholders (the “Annual Meeting”) of the Company was held on November 11, 2024, after being duly adjourned by the chairman of the Annual Meeting. The following proposals were approved at the Annual Meeting by the votes indicated:

Proposal One: To elect four directors to serve on the Company’s Board of Directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified. The nominees for election are Arthur D. Sams, Keith Albrecht, Michael G. Field and Katherine Koster.

The following nominees were elected by the votes indicated to serve as directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified:

Name	Total Votes for Director	Total Votes Withheld from Director	Total Broker Non-Votes
Arthur D. Sams	6,429,532	680,830	4,244,377
Keith Albrecht	6,460,519	649,843	4,244,377
Michael G. Field	6,493,892	616,470	4,244,377
Katherine Koster	6,457,126	653,236	4,244,377

Proposal Two: To ratify the appointment of Weinberg & Company, P.A., as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Total Votes
For	10,446,438
Against	233,741
Abstain	674,561
Broker Non-Votes	N/A

Proposal Three: To approve an amendment to the Company’s Certificate of Incorporation (the “Charter”), in substantially the form attached to the proxy statement as Appendix A (the “Reverse Split Charter Amendment”) to allow the Company’s Board of Directors to effect, in its discretion prior to December 31, 2024, a reverse stock split of all of our issued and outstanding common stock, par value $0.0001 per share, at a specific ratio, ranging from one-for-three (1:3) to one-for-twenty (1:20) (the “Approved Split Ratios”), with the timing and ratio to be determined by the Board if effected (the “Reverse Split”).

Total Votes
For	10,170,294
Against	573,388
Abstain	611,053
Broker Non-Votes	N/A

Proposal Four: To approve a proposal to grant discretionary authority to the Chairman of the Annual Meeting to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3.

Total Votes
For	6,403,960
Against	121,058
Abstain	585,343
Broker Non-Votes	4,244,378

Item 7.01 Regulation FD Disclosure.

The information contained in Item 2.02 is incorporated herein by reference.

The information contained in Items 2.02 and Item 7.01 (including Exhibit 99.1) is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

99.1	Press release issued by Polar Power, Inc. dated November14, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2024

POLAR POWER, INC.

By:	/s/ Arthur D. Sams
Arthur D. Sams President, Chief Executive Officer and Secretary